Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of Westmoreland Coal Company and the historical financial statements of the Sherritt Subsidiaries and has been prepared to reflect the Sherritt Acquisition. They are presented for illustrative purposes only and may not be indicative of the combined company’s financial position or results of operations that would have actually occurred had the Sherritt Acquisition been completed at or as of the dates indicated, nor is it indicative of our future operating results or financial position. The data in the unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013 assume the Sherritt Acquisition was completed on that date. The data in the unaudited pro forma condensed combined consolidated statements of operations for the twelve months ended September 30, 2013, the nine months ended September 30, 2013 and 2012 and the year ended December 31, 2012 assume the Sherritt Acquisition was completed as of January 1, 2012.

The unaudited pro forma condensed combined consolidated financial information should be read in conjunction with the other materials filed with this Current Report on Form 8-K.

The Sherritt Acquisition will be accounted for as a business combination in accordance with FASB ASC Topic 805. For purposes of this unaudited pro forma condensed combined financial information, the Sherritt Acquisition price has been allocated to the tangible assets acquired and liabilities assumed based on a preliminary estimate of those assets and liabilities. The actual amounts recorded upon finalization of the purchase price allocation may differ materially from the information presented in the accompanying unaudited pro forma condensed combined financial information. Our financial statements issued after the completion of the Sherritt Acquisition will reflect such fair values, which may materially differ from the amounts allocated to such tangible and intangible assets and liabilities in the historical financial statements of the Sherritt Subsidiaries and will determine a new basis in such assets and liabilities that will be reflected in our accounting. In addition, the Sherritt Acquisition will result in an increase in our leverage, leading to an increase in interest expense. As a result, amounts presented in our future consolidated financial statements and footnotes will not be comparable with those of historical periods and with the pro forma financial statements included in this offering memorandum.

The financial statements provided to us in respect of the Sherritt Subsidiaries (which form the basis of the unaudited pro forma combined financial information) were prepared in accordance with IFRS, and therefore are not directly comparable to our financial statements which are prepared in accordance with GAAP. Adjustments were made to the Sherritt Subsidiaries’ financial statements from IFRS to GAAP by evaluating and documenting the existing differences between IFRS and GAAP. IFRS is a set of accounting principles more focused on objectives and principles and less reliant on detailed rules than GAAP. There are significant and material differences in several key areas between GAAP and IFRS which would affect Westmoreland. Additionally, GAAP provides specific guidance in classes of accounting transactions for which equivalent guidance in IFRS does not exist. Adjustments were also made to convert Canadian dollars to US dollars based on historical exchange rates, which may differ from future exchange rates.

The integration of the businesses we are acquiring in the Sherritt Acquisition may not achieve the desired results. The unaudited pro forma condensed combined consolidated statements of operations and the unaudited pro forma condensed combined consolidated balance sheet do not reflect the cost of any integration activities or benefits from the Sherritt Acquisition and synergies that may be derived from any integration activities, both of which may have a material effect on the consolidated results of operations in periods following the completion of the Sherritt Acquisition.

Once the necessary due diligence has been completed, the final purchase price has been determined and the purchase price adjustments have been completed, actual results may differ materially from the information presented in this unaudited pro forma condensed combined consolidated financial information.

	Westmoreland Coal Company Unaudited Pro Forma Condensed Combined Balance Sheet As of September 30, 2013
	PMRL and CVRI Historical	Removal of Royalty and Highvale (a)	IFRS to GAAP, Currency Adjustments, and Re- classifications (b)	PMRL and CVRI Adjusted	Westmoreland Historical	Pro forma adjustments related to financing		Pro forma adjustment related to acquisition		Total Pro forma
	(CAD in thousands)			(USD in thousands)
Assets
Current assets:
Cash and cash equivalents	$794	$—	$(794)	$—	$45,487	$314,013	(c)	$(359,500	)(g)	$—
Receivables:
Trade	53,313	(3,750)	(2,653)	46,910	67,313	—		—		114,223
Contractual third party reclamation receivables	—	—	—	—	11,230	—		—		11,230
Other	—	—	—	—	4,436	—		—		4,436

	53,313	(3,750)	(2,653)	46,910	82,979	—		—		129,889

Inventories	132,382	—	(14,840)	117,542	39,334	—		—		156,876
Leases and loans receivable	20,178	—	(7,214)	12,964	—	—		—		12,964
Deferred tax assets	—	—	21,871	21,871	—	—		7,569	(h)	29,440
Other current assets	15,540	(18)	(482)	15,040	21,220	—		(5,818	)(h)	30,442

Total current assets	222,207	(3,768)	(4,112)	214,326	189,020	314,013		(357,749)		359,611

Property, plant and equipment:
Land and mineral rights	—	—	—	—	263,181	—		237,835	(h)	501,016
Plant and equipment	1,459,654	—	(114,337)	1,345,317	656,718	—		(1,237,409	)(h)	764,626

	1,459,654	—	(114,337)	1,345,317	919,899	—		(999,574)		1,265,642
Less accumulated depreciation, depletion and amortization	1,001,835	—	(172,252)	829,583	430,809	—		(829,583	)(h)	430,809

Net property, plant and equipment	457,819	—	57,916	515,735	489,090	—		(169,992)		834,833

Advanced coal royalty	—	—	—	—	4,936	—		—		4,936
Reclamation deposits	—	—	—	—	74,403	—		—		74,403
Restricted investments and bond collateral	—	—	—	—	87,219	—		58,000	(g)	145,219
Contractual third party reclamation receivables	—	—	—	—	80,679	—		—		80,679
Intangible assets	610,552	(419,988)	(8,615)	181,949	1,941	—		(181,949	)(h)	1,941
Deferred tax assets	—	—	8,542	8,542	—	—		(8,542	)(h)	—
Leases and loans receivable	177,330	—	(83,193)	94,137	—	—		—		94,137
Other assets	16,659	—	33,875	50,534	12,551	16,293	(d)	(42,730	)(h)	36,648
Goodwill	—	—	275,587	275,587	—	—		(275,587	)(h)	—

Total Assets	$1,484,567	$(423,756)	$280,000	$1,340,810	$939,839	$330,306		$(978,548)		$1,632,407

	Westmoreland Coal Company Unaudited Pro Forma Condensed Combined Balance Sheet As of September 30, 2013
	PMRL and CVRI Historical	Removal of Royalty and Highvale (a)	IFRS to GAAP, Currency Adjustments, and Re- classifications (b)	PMRL and CVRI Adjusted	Westmoreland Historical	Pro forma adjustments related to financing		Pro forma adjustment related to acquisition		Total Pro forma
	(CAD in thousands)			(USD in thousands)
Liabilities and Shareholders’ Deficit
Current liabilities:
Current installments of long-term debt	$—	$—	$42,908	$42,908	$22,125	$(18,000	)(e)	$—		$47,033
Trade payables	78,071	(818)	(3,488)	73,765	60,650	—		—		134,415
Production taxes	—	—	—	—	44,745	—		—		44,745
Workers’ compensation	—	—	—	—	805	—		—		805
Postretirement medical benefits	—	—	—	—	14,068	—		—		14,068
SERP	—	—	—	—	390	—		—		390
Deferred revenue	—	—	—	—	12,462	—		—		12,462
Asset retirement obligation	21,081	—	(584)	20,497	25,038	—		7,649	(h)	53,184
Other current liabilities	70,920	(34)	(66,137)	4,749	4,663	—		(4,749	)(h)	4,663

Total current liabilities	170,072	(852)	(27,301)	141,919	184,946	(18,000)		2,899		311,765

Long-term debt, less current installments	4,978	—	98,954	103,932	321,344	361,000	(f)	(4,840	)(h)	781,436
Workers’ compensation, less current portion	—	—	—	—	8,366	—		—		8,366
Excess of black lung benefit obligation over trust assets	—	—	—	—	8,409	—		—		8,409
Postretirement medical benefits, less current portion	—	—	—	—	322,801	—		—		322,801
Pension and SERP benefits, less current portion	—	—	—	—	53,906	—		—		53,906
Deferred revenue, less current portion	—	—	—	—	48,976	—		—		48,976
Asset retirement obligation, less current portion	141,731	—	77	141,808	238,163	—		(46,828	)(h)	333,143
Intangible liabilities	—	—	—	—	5,861	—		—		5,861
Deferred tax liabilities	145,752	(105,963)	28,101	67,890	—	—		(36,019	)(h)	31,871
Other liabilities	114,066	(571)	(102,237)	11,258	27,378	—		(11,258	)(h)	27,378
Preferred shares note	732,094	—	(732,094)	—	—	—		—		—

Total Liabilities	1,308,693	(107,386)	(734,499)	466,807	1,220,150	343,000		(96,046)		1,933,912

Shareholders’ deficit:
Preferred Stock	—	—	—	—	160	—		—		160
Common Stock	708,460	—	(2,823)	705,637	36,479	—		(705,637)		36,479
Other Paid in Capital	2,028	—	(8)	2,020	134,133	—		(2,020)		134,133
Accumulated other comprehensive loss	(725)	—	(17,581)	(18,306)	(142,779)	—		18,306		(142,779)
Accumulated earnings (deficit)	(533,899)	(316,370)	1,034,911	184,652	(290,655)	(12,694)		(193,152)		(311,849)

Total shareholders’ deficit	175,874	(316,370)	1,014,499	874,003	(262,662)	(12,694)		(882,503)		(283,856)
Noncontrolling interest	—	—	—	—	(17,649)	—		—		(17,649)

Total equity (deficit)	175,874	(316,370)	1,014,499	874,003	(280,311)	(12,694)		(882,503)		(301,505)

Total Liabilities and Shareholders’ Deficit	$1,484,567	$(423,756)	$280,000	$1,340,810	$939,839	$330,306		$(978,548)		$1,632,407

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Westmoreland Coal Company

Unaudited Pro Forma Condensed Combined Statement of Operations

	Year ended December 31, 2012
	PMRL/CVRI Historical	Removal of Royalty and Highvale (a)	IFRS to GAAP, Currency Adjustments, and Re- classifications (b)	PMRL and CVRI Adjusted	Westmoreland Historical	Pro forma adjustments related to financing		Pro forma adjustments related to acquisition		Total Pro Forma
	(CAD in thousands)			(USD in thousands)
Revenues	$974,379	$(261,670)	$(3,460)	$709,249	$600,437	$—		$—		$1,309,686

Costs and expenses:
Cost of sales	780,133	(201,388)	(434)	578,311	466,521	—		5,033	(j)	1,049,864
Depreciation, depletion, and amortization	123,959	(11,256)	22,080	134,783	57,145	—		(116,434	)(k)	75,494
Income from equity affiliates	—	—	(6,182)	(6,182)	—	—		—		(6,182)
Selling and administrative	14,595	(300)	604	14,899	49,908	—		—		64,807
Heritage health benefits	—	—	—	—	13,388	—		—		13,388
Loss (gain) on sale of assets	—	—	(1,773)	(1,773)	528	—		—		(1,245)
Other operating income	—	—	—	—	(15,925)	—		—		(15,925)

	918,687	(212,944)	14,295	720,038	571,565	—		(111,402)		1,180,201

	55,692	(48,726)	(17,755)	(10,789)	28,872	—		111,402		129,485

Other income (expense):
Interest expense	(16,164)	855	2,437	(12,872)	(42,677)	(32,115	)(i)	—		(87,664)
Loss on extinguishment of debt	—	—	—	—	(1,986)	—		—		(1,986)
Interest income	18,793	(1,494)	(5,774)	11,525	1,496	—		—		13,021
Other	(61,837)	—	61,837	—	723	—		—		723

	(59,208)	(639)	58,500	(1,347)	(42,444)	(32,115)		—		(75,906)

Income (loss) before income taxes	(3,516)	(49,365)	40,745	(12,136)	(13,572)	(32,115)		111,402		53,578
Income tax expense (benefit)	1,724	(12,539)	10,492	(323)	90	—		2,918	(l)	2,685

Net income (loss)	(5,240)	(36,826)	30,253	(11,813)	(13,662)	(32,115)		108,484		50,893
Less: net loss attributable to noncontrolling interests	—	—	—	—	(6,436)	—		—		(6,436)

Net income (loss) attributable to Parent company	(5,240)	(36,826)	30,253	(11,813)	(7,226)	(32,115)		108,484		57,329

Less: preferred stock dividend requirements	—	—	—	—	1,360	—		—		1,360

Net income (loss) applicable to Common shareholders	$(5,240)	$(36,826)	$30,253	$(11,813)	$(8,586)	$(32,115)		$108,484		$67,783

EBITDA RECONCILIATION
Net income (loss)				$(11,813)	$(13,662)					$50,893

Income tax expense (benefit)				(323)	90					2,685
Other loss (income)				—	(723)					(723)
Interest income				(11,525)	(1,496)					(13,021)
Loss on extinguishment of debt				—	1,986					1,986
Interest expense				12,872	42,677					87,664
Depreciation, depletion and amortization				134,783	57,145					75,494
Accretion of ARO and receivable				7,280	12,189					24,502
Amortization of intangible assets and liabilities				—	658					658

EBITDA				131,274	98,864					230,138
Customer payments received treated as lease receivables under GAAP				23,520	—					23,520
Restructuring expenses				—	—					—
(Gain)/loss on sale of assets and other adjustments				2,161	528					2,689
Share-based compensation				250	6,040					6,290

Adjusted EBITDA				$157,206	$105,432					$262,638

Westmoreland Coal Company

Unaudited Pro Forma Condensed Combined Statement of Operations

	Nine months ended September 30, 2012
	PMRL/CVRI Historical	Removal of Royalty and Highvale (a)	IFRS to GAAP, Currency Adjustments, and Re- classifications (b)	PMRL and CVRI Adjusted	Westmoreland Historical	Pro forma adjustments related to financing		Pro forma adjustments related to acquisition		Total Pro Forma
	(CAD in thousands)			(USD in thousands)
Revenues	$732,501	$(195,550)	$(4,033)	$532,918	$441,410	$—		$—		$974,328

Costs and expenses:
Cost of sales	585,999	(150,249)	(1,090)	434,660	339,906	—		3,793	(j)	778,360
Depreciation, depletion, and amortization	88,904	(8,441)	16,344	96,807	42,542	—		(83,045	)(k)	56,304
Income from equity affiliates	—	—	(4,840)	(4,840)	—	—		—		(4,840)
Selling and administrative	9,891	(200)	46	9,737	37,157	—		—		46,894
Heritage health benefits	—	—	—	—	11,743	—		—		11,743
Loss (gain) on sale of assets	—	—	(1,509)	(1,509)	291	—		—		(1,218)
Other operating income	—	—	—	—	(10,503)	—		—		(10,503)

	684,794	(158,890)	8,951	534,855	421,136	—		(79,252)		876,739

	47,707	(36,660)	(12,984)	(1,937)	20,274	—		79,252		97,589

Other income (expense):
Interest expense	(12,658)	691	1,930	(10,037)	(32,011)	(23,981	)(i)	—		(66,029)
Loss on extinguishment of debt	—	—	—	—	—	—		—		—
Interest income	14,537	(1,127)	(4,392)	9,018	1,371	—		—		10,389
Other	(46,306)	—	46,306	—	611	—		—		611

	(44,427)	(436)	43,844	(1,019)	(30,029)	(23,981)		—		(55,029)

Income (loss) before income taxes	3,280	(37,096)	30,860	(2,956)	(9,755)	(23,981)		79,252		42,560
Income tax expense (benefit)	1,770	(9,400)	7,919	289	(1,239)	—		128	(l)	(822)

Net income (loss)	1,510	(27,696)	22,941	(3,245)	(8,516)	(23,981)		79,124		43,382
Less: net loss attributable to noncontrolling interests	—	—	—	—	(4,914)	—		—		(4,914)

Net income (loss) attributable to Parent company	1,510	(27,696)	22,941	(3,245)	(3,602)	(23,981)		79,124		48,296

Less: preferred stock dividend requirements	—	—	—	—	1,020	—		—		1,020

Net income (loss) applicable to Common shareholders	$1,510	$(27,696)	$22,941	$(3,245)	$(4,622)	$(23,981)		$79,124		$50,521

EBITDA RECONCILIATION
Net income (loss)				$(3,245)	$(8,516)					$43,382
Income tax expense (benefit)				289	(1,239)					(822)
Other loss (income)				—	(611)					(611)
Interest income				(9,018)	(1,371)					(10,389)
Loss on extinguishment of debt				—	—					—
Interest expense				10,037	32,011					66,029
Depreciation, depletion and amortization				96,807	42,542					56,304
Accretion of ARO and receivable				5,441	9,037					18,272
Amortization of intangible assets and liabilities				—	492					492

EBITDA				100,312	72,345					172,657
Customer payments received treated as lease receivables under GAAP				17,226	—					17,226
Restructuring expenses				—	—					—
(Gain)/loss on sale of assets and other adjustments				4,086	291					4,377
Share-based compensation				27	4,776					4,803

Adjusted EBITDA				$121,651	$77,412					$199,063

Westmoreland Coal Company

Unaudited Pro Forma Condensed Combined Statement of Operations

	Nine months ended September 30, 2013
	PMRL/CVRI Historical	Removal of Royalty and Highvale (a)	IFRS to GAAP, Currency Adjustments, and Re-classifications (b)	PMRL and CVRI Adjusted	Westmoreland Historical	Pro forma adjustments related to financing		Pro forma adjustments related to acquisition		Total Pro Forma
	(CAD in thousands)			(USD in thousands)
Revenues	$570,679	$(52,427)	$(11,496)	$506,756	$500,739	$—		$—		$1,007,495

Costs and expenses:
Cost of sales	460,905 (1)	(11,846)	(1,557)	447,502	399,142	—		5,071	(j)	851,715
Depreciation, depletion, and amortization	80,273	(8,191)	8,954	81,036	47,257	—		(67,274	)(k)	61,019
Income from equity affiliates	—	—	(1,986)	(1,986)	—	—		—		(1,986)
Selling and administrative	15,321	(400)	2,025	16,946	36,354	—		—		53,300
Heritage health benefits	—	—	—	—	11,117	—		—		11,117
Loss (gain) on sale of assets	—	—	(2,751)	(2,751)	(321)	—		—		(3,072)
Other operating income	(33,867)	6,389	27,478	—	(19,055)	—		—		(19,055)

	522,632	(14,048)	32,162	540,746	474,494	—		(62,203)		953,037

	48,047	(38,379)	(43,658)	(33,990)	26,245	—		62,203		54,458

Other income (expense):
Interest expense	(13,353)	—	2,123	(11,230)	(30,145)	(24,867	)(i)	—		(66,241)
Loss on extinguishment of debt	—	—	—	—	(64)	—		—		(64)
Interest income	10,720	(343)	(4,210)	6,167	878	—		—		7,045
Other	(46,213)	—	46,213	—	287	—		—		287

	(48,846)	(343)	44,126	(5,063)	(29,044)	(24,867)		—		(58,973)

Income (loss) before income taxes	(799)	(38,722)	469	(39,052)	(2,799)	(24,867)		62,203		(4,515)
Income tax expense (benefit)	87	(9,880)	(21)	(9,814)	85	—		11,265	(l)	1,536

Net income (loss)	(886)	(28,842)	490	(29,238)	(2,884)	(24,867)		50,938		(6,051)
Less: net loss attributable to noncontrolling interests	—	—	—	—	(2,976)	—		—		(2,976)

Net income (loss) attributable to Parent company	(886)	(28,842)	490	(29,238)	92	(24,867)		50,938		(3,075)

Less: preferred stock dividend requirements	—	—	—	—	1,020	—		—		1,020

Net income (loss) applicable to Common shareholders	$(886)	$(28,842)	$490	$(29,238)	$(928)	$(24,867)		$50,938		$(4,095)

EBITDA RECONCILIATION
Net income (loss)				$(29,238)	$(2,884)					$(6,051)
Income tax expense (benefit)				(9,814)	85					1,536
Other loss (income)				—	(287)					(287)
Interest income				(6,167)	(878)					(7,045)
Loss on extinguishment of debt				—	64					64
Interest expense				11,230	30,145					66,241
Depreciation, depletion and amortization				81,036	47,257					61,019
Accretion of ARO and receivable				5,087	9,507					19,665
Amortization of intangible assets and liabilities				—	498					498

EBITDA				52,133	83,507					135,640
Customer payments received treated as lease receivables under GAAP				17,459	—					17,459
Restructuring expenses				9,300	—					9,300
(Gain)/loss on sale of assets and other adjustments				4,705	(321)					4,384
Share-based compensation				144	4,594					4,738

Adjusted EBITDA				$83,741	$87,780					$171,521

(1)	Included $9.3 million of restructuring charges.

Westmoreland Coal Company

Unaudited Pro Forma Condensed Combined Statement of Operations

	Twelve months ended September 30, 2013
	PMRL/CVRI Historical	Removal of Royalty and Highvale (a)	IFRS to GAAP, Currency Adjustments, and Re-classifications (b)	PMRL and CVRI Adjusted	Westmoreland Historical	Pro forma adjustments related to financing		Pro forma adjustments related to acquisition		Total Pro Forma
	(CAD in thousands)			(USD in thousands)
Revenues	$812,557	$(118,547)	$(10,923)	$683,087	$659,766	$—		$—		$1,342,853

Costs and expenses:
Cost of sales	655,039 (1)	(62,985)	(902)	591,152	525,757	—		6,310	(j)	1,123,219
Depreciation, depletion, and amortization	115,328	(11,006)	14,690	119,012	61,860	—		(100,663	)(k)	80,209
Income from equity affiliates	—	—	(3,328)	(3,328)	—	—		—		(3,328)
Selling and administrative	20,025	(500)	2,583	22,108	49,105	—		—		71,213
Heritage health benefits	—	—	—	—	12,762	—		—		12,762
Loss (gain) on sale of assets	—	—	(3,015)	(3,015)	(84)	—		—		(3,099)
Other operating income	(33,867)	6,389	27,478	—	(24,477)	—		—		(24,477)

	756,525	(68,102)	37,505	725,928	624,923	—		(94,353)		1,256,499

	56,032	(50,445)	(48,429)	(42,842)	34,843	—		94,353		86,354

Other income (expense):
Interest expense	(16,859)	164	2,631	(14,064)	(40,811)	(33,001	)(i)	—		(87,876)
Loss on extinguishment of debt	—	—	—	—	(2,050)	—		—		(2,050)
Interest income	14,976	(710)	(5,592)	8,674	1,003	—		—		9,677
Other	(61,744)	—	61,744	—	399	—		—		399

	(63,627)	(546)	58,783	(5,390)	(41,459)	(33,001)		—		(79,850)

Income (loss) before income taxes	(7,595)	(50,991)	10,354	(48,232)	(6,616)	(33,001)		94,353		6,504
Income tax expense (benefit)	41	(13,019)	2,552	(10,426)	1,414	—		14,055	(l)	5,043

Net income (loss)	(7,636)	(37,972)	7,802	(37,806)	(8,030)	(33,001)		80,298		1,461
Less: net loss attributable to noncontrolling interests	—	—	—	—	(4,498)	—		—		(4,498)

Net income (loss) attributable to Parent company	(7,636)	(37,972)	7,802	(37,806)	(3,532)	(33,001)		80,298		5,959

Less: preferred stock dividend requirements	—	—	—	—	1,360	—		—		1,360

Net income (loss) applicable to Common shareholders	$(7,636)	$(37,972)	$7,802	$(37,806)	$(4,892)	$(33,001)		$80,298		$4,599

EBITDA RECONCILIATION
Net income (loss)				$(37,806)	$(8,030)					$1,461
Income tax expense (benefit)				(10,426)	1,414					5,043
Other loss (income)				—	(399)					(399)
Interest income				(8,674)	(1,003)					(9,677)
Loss on extinguishment of debt				—	2,050					2,050
Interest expense				14,064	40,811					87,876
Depreciation, depletion and amortization				119,012	61,860					80,209
Accretion of ARO and receivable				6,926	12,659					25,895
Amortization of intangible assets and liabilities				—	664					664

EBITDA				83,096	110,026					193,122
Customer payments received treated as lease receivables under GAAP				23,753	—					23,753
Restructuring expenses				9,300	—					9,300
(Gain)/loss on sale of assets and other adjustments				2,781	(84)					2,697
Share-based compensation				367	5,858					6,225

Adjusted EBITDA				$119,296	$115,800					$235,096

(1)	Included $9.3 million of restructuring charges.